SMITH BARNEY INVESTMENT TRUST

On behalf of

SMITH BARNEY MID CAP CORE FUND

Supplement Dated March 3, 2005

to

Prospectus Dated March 29, 2004

The following information supplements, and to the extent inconsistent therewith, supercedes, certain information in each of the currently effective Prospectus and Statements of Additional Information for the Fund:

Effective March 3, 2004, Lawrence Weissman will serve as the sole Portfolio Manager of the Fund.

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